UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OF 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2023

CRESCENT ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-41132	87-1133610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis Street, Suite 7200

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 337-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On September 6, 2023, Crescent Energy Company (the “Company”) announced the pricing of an underwritten public offering of 11,000,000 shares of its Class A Common Stock, par value $0.0001 per share (“Class A Common Stock,” and, together with the Company’s Class B Common Stock, par value $0.0001 per share, the “Common Stock”), at a price to the public of $12.25 per share, pursuant to a registration statement on Form S-3 (File No. 333-269152) (the “Registration Statement”) filed previously with the U.S. Securities and Exchange Commission (the “Commission”). Pursuant to the Underwriting Agreement (as defined below), the Company granted the Underwriters (as defined below) a 30-day option to purchase up to 1,650,000 additional shares of Class A Common Stock to cover over-allotments, which option was exercised in full on September 7, 2023. A copy of the news release announcing the Offering (as defined below) is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01	Other Events.

Underwriting Agreement

On September 6, 2023, the Company and the several underwriters named in Schedule A thereto (collectively, the “Underwriters”) entered into an underwriting agreement (the “Underwriting Agreement”), pursuant to which the Company agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Company, subject to and upon the terms and conditions set forth therein, 11,000,000 shares of Class A Common Stock (the “Offering”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to 1,650,000 additional shares of Class A Common Stock to cover over-allotments, which option was exercised in full on September 7, 2023. The material terms of the Offering are described in the prospectus, dated September 6, 2023 (the “Prospectus”), filed by the Company with the Commission on September 6, 2023, pursuant to Rule 424(b) under the Securities Act of 1933. Immediately following the close of this offering, the Company will have 88,608,800 Class A shares outstanding and 179,656,924 total Class A and Class B shares outstanding.

The Offering is expected to close on September 11, 2023, and the Company is expected to receive proceeds from the Offering of approximately $145,664,750 (less the underwriting discounts and commissions). As described in the Prospectus, the Company intends to use the net proceeds from the Offering to fund a portion of the purchase price for the recently announced acquisition of certain interests in oil and gas properties, rights and related assets primarily located in Dimmit and Webb Counties, Texas (the “Acquisition”), which is expected to close in September 2023, subject to customary closing conditions. The Acquisition is not contingent upon the completion of this offering, and this offering is not contingent upon the completion of the Acquisition. If the Acquisition is not completed, proceeds of this offering will be used for general corporate purposes. We may temporarily reduce the borrowings outstanding under our Revolving Credit Facility, pending the closing of the August Western Eagle Ford Acquisition. Certain of the Underwriters are lenders under the Revolving Credit Facility. Accordingly, any such underwriters and/or their affiliates will receive a portion of the net proceeds from this offering to the extent such net proceeds are used to temporarily reduce borrowings outstanding under the Revolving Credit Faciltiy.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Underwriters and their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. As more fully described under the caption “Underwriting (Conflict of Interests)” in the Prospectus, certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for us and our respective affiliates, for which they received or will receive customary fees and expenses.

The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

A copy of the legal opinion of Vinson & Elkins L.L.P. relating to the validity of the issuance and sale of the Class A Common Stock in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of September 6, 2023, by and among Crescent Energy Company and the several underwriters named in Schedule A thereto.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included as part of Exhibit 5.1 hereto).

99.1	Press Release, dated September 6, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT ENERGY COMPANY

By:	/s/ Bo Shi
Name:	Bo Shi
Title:	General Counsel

Dated: September 11, 2023

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